Exhibit 10.15

FORM OF SUBSCRIPTION AGREEMENT
Board of Directors
ETRE REIT, LLC
44 Wall Street
New York, New York 10005
[                    ], 2015
Ladies and Gentlemen:
In connection with a proposed purchase from ETRE REIT, LLC (the "Company") of shares of limited liability company interests of Series A-1 (the "A-1 Series") of the Company (the "Common Shares"), ETRE Asset Management, LLC (the "Investor") hereby confirms, certifies and agrees as follows:

I.	Irrevocable Subscription for Shares

A.
The Investor irrevocably subscribes for and agrees to purchase from the Company 33,333 Common Shares (the "Shares") at price per Share equal to the public offering price per Common Share to be paid by investors in the Company's initial public offering of the Common Shares (the "IPO"). The Investor agrees to and understands the terms and conditions upon which the Shares are being offered.

B.
The Investor understands and agrees that the Company reserves the right to accept or reject the Investor's subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company. In the event of rejection of the entire subscription, the Investor's Subscription Amount will be returned promptly to the Investor along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect.

II.	Payment by the Investor and Issuance of Shares

Concurrently with the closing of the sale by the Company of Common Shares in the IPO, the Investor will pay the Subscription Amount, representing payment in full for the Shares by the Investor pursuant to this Subscription Agreement, and the Company will issue the Shares to and in the name of the Investor in the account designated by the Investor.

III.	Representations and Covenants of the Investor

The Investor understands that the Shares are being sold in reliance upon the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D thereunder for transactions involving limited offers and sales, and the Investor makes the following representations, declarations and warranties:

A.
The Investor is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, as noted on Attachment A entitled "Eligibility Representations of the Investor" following the signature page to this Subscription Agreement. The Investor fully understands that the Shares are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be sold except in accordance with the Securities Act (a) pursuant to a registration statement that has been declared effective under the Securities Act; or (b) pursuant to an available exemption from the registration requirements of the Securities Act. The Investor understands that the registrar and transfer agent for the Shares will not be required to accept for registration or transfer any Shares acquired by the Investor except upon presentation of evidence, satisfactory to the Company and the transfer agent, that the proposed transfer complies with the foregoing. The Investor further understands that any certificates representing Shares acquired by the Investor will bear a legend reflecting the substance of this paragraph.

B.
The Investor has consulted with, as deemed appropriate, its attorneys, accountants or investment advisors with respect to the investment contemplated hereby and its suitability for the Investor. The Investor acknowledges that in making a decision to subscribe for the Shares the Investor has relied solely upon the independent investigations made by the Investor. The Investor is aware and acknowledges that the Company has been recently formed and has no operating history. The Investor's investment in the Shares is consistent with the investment purposes and objectives and cash flow requirements of the Investor and will not adversely affect the Investor's overall need for diversification and liquidity.

C.
The Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares. The Investor represents and agrees that prior to the Investor's agreement to purchase the Shares, the Investor and the Investor's advisors, if any, have asked such questions, received such answers and obtained such information as the Investor deemed relevant to making an investment in the Shares. The Investor became aware of the offering of the Shares solely by means of direct contact between the Investor and the Company. The Investor did not become aware of, nor were the Shares offered to the Investor by, any other means including, in each case, by any form of general solicitation or general advertising. In making the decision to purchase the Shares, the Investor relied solely on information obtained by the Investor directly from the Company as a result of any inquiries by the Investor.

D.
The Investor has such knowledge and experience in financial and business matters so that the Investor is capable of evaluating the merits and risks of the Investor's investment in the Shares and is able to bear such risks and has obtained, in the Investor's judgment, sufficient information from the Company or its authorized representative to evaluate the merits and risks of such investment. The Investor has evaluated the risks of investing in the Shares and has determined that the Shares are a suitable investment for the Investor.

E.
The Investor is acquiring the Shares subscribed for herein for its own account and not for the account of others, for investment purposes only and not with a view to distribute or resell such Shares in whole or in part.

F.	The Investor agrees and is aware that no federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment.

G.	The Investor understands that there is no established market for the Shares and that no public market for the Shares may develop.

H.
The Investor is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Investor has the requisite power and authority, corporate or otherwise, to enter into and perform this Subscription Agreement. The execution, delivery and performance of this Subscription Agreement by Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary company action. This Subscription Agreement has been duly and validly executed and delivered by the Investor, and the execution, delivery and performance by the Investor of this Subscription Agreement will not constitute or result in a violation of the organizational documents of the Investor or a breach of or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency or with any agreement or other undertaking to which the Investor is a party or by which the Investor is bound. This Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

I.
The Investor represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf the Investor is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a "Prohibited Investor"). The Investor agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Investor consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Investor as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Investor acknowledges that if, following its investment in the Company, the Company reasonably believes that the Investor is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Investor to transfer the Shares. The Investor further acknowledges that the Investor will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

J.
The Investor hereby (i) acknowledges that the Company and others will rely upon the Investor's confirmations, acknowledgments, agreements and binding commitment to purchase Shares, (ii) agrees that the Company is entitled to rely upon this agreement and the terms, representations and warranties hereof; and (iii) authorizes the Company to produce this Agreement or a copy hereof to an interested party in any administrative or legal proceeding or official inquiry with respect to the matter covered hereby.

IV.	Certain Covenants of the Company and the A-1 Series

A.	Registration.

1.
Filing After S-3 Eligibility. At any time following such time as the Company shall have qualified for the use of a registration statement on Form S-3 (or any successor form to Form S-3) promulgated under the Securities Act, if the Investor in good faith believes it is not able to sell all of the Shares then held by it pursuant to Rule 144 (or any successor rule) under the Securities Act without the requirement for the Company to be in compliance with the current public information required thereunder and without any volume restrictions, manner of sale requirements or notice requirements set forth in such Rule, the Company shall file as promptly as practicable, and use its reasonable efforts to have declared effective as promptly as practicable, a secondary only registration statement on Form S-3 (or any successor form to Form S-3) promulgated under the Securities Act, registering the resale of such Shares by the Investor (the “Registration Statement”). The Company shall use its reasonable efforts to cause the Registration Statement to become and remain effective until the date on which the Investor has disposed of all of the Shares. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, including furnishing to the Company such information regarding itself, the Shares held by it and the intended method of disposition of the Shares held by it as shall be reasonably required to effect the effectiveness of the registration of such Shares.

2.	Limitations. The registration rights granted to the Investor in Section IV(A) are subject to the following limitations:

a.
The Company shall not be required to file any Registration Statement during any time the Company is subject to the 180 day lock-up period set forth in the underwriting agreement to be entered into by the Company, the A-1 Series and the Investor with the representatives of the underwriters in connection with the IPO.

b.
The Company shall not be required to file any Registration Statement or cause any Registration Statement to become effective during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten demand registration effected pursuant to the registration rights agreement to be entered into by the Company and the A-1 Series with Lincoln Street Holdings, LLC in connection with the IPO.

c.
The Company shall be entitled to a single postponement for a reasonable time, not exceeding 10 days, of the filing of the Registration Statement or its efforts to cause the Registration Statement to become effective if at the time the right to delay is exercised, the Company shall determine in good faith that such offering would interfere with any acquisition, financing or other transaction which the Company or the A-1 Series is actively pursuing and is material to the Company or the A-1 Series or would involve initial or continuing disclosure obligations that would not be in the best interests of the Company or the A-1 Series; and

d.
Notwithstanding the foregoing, the Company by notice to the Investor may postpone all sales under the Registration Statement for a reasonable time, not exceeding 30 days, if the Company shall determine in good faith that permitting such sales would interfere in any material respect with any material acquisition, financing or other transaction which the Company or the A-1 Series is actively pursuing or require premature disclosure (if the Company or the A-1 Series is so advised by its legal counsel) of any other material corporate development or event, which disclosure the Company believes would adversely affect the interests of the Company or the A-1 Series; provided that the Company may not implement more than one such postponement.

Any registration rights applicable to the Shares shall also apply to any shares of the Company issued or issuable with respect to the Shares as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise.

B.
The Company and the A-1 Series shall undertake any additional actions reasonably necessary to maintain the availability of and facilitate a disposition by the Investor of the Shares pursuant to any Registration Statement filed pursuant to Section IV hereof.

V.	General

A.
Indemnification by the Investor. The Investor agrees to indemnify and hold harmless the A-1 Series, the Company, and the Company's directors, executive officers and each other person, if any, who control or are controlled by the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false, misleading or incomplete representation, declaration or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor in this Subscription Agreement or (b) any action for securities law violations by the Investor arising out of the foregoing.

B.
Indemnification by the A-1 Series. The A-1 Series agrees to indemnify and hold harmless the Investor and its directors, executive officers and each other person, if any, who control or are controlled by the Investor, within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever)  (“Losses”) arising out of or based upon, to the extent the Company is obligated to file a Registration Statement pursuant to Section IV(A), (i) any untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto, or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or any omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Securities and Exchange Commission), or any omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section V(B) shall not apply to Losses incurred by an indemnified person arising out of or based upon any untrue statement of a material fact or any omission to state a material fact, in each case to the extent, and only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with written information furnished to the Company by such indemnified person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof, any such preliminary prospectus or any such final prospectus or any such amendment thereof or supplement thereto.

C.
Contribution by the A-1 Series. To the extent any indemnification by the A-1 Series is prohibited or limited by law, the A-1 Series agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section V(B) to the fullest extent permitted by law; provided, however, that no person involved in the sale of Shares who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from the A-1 Series involved in such sale of Shares who was not guilty of fraudulent misrepresentation.

D.
Severability. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof, shall be severable.

E.	Binding Effect. This Subscription Agreement shall be binding upon the Investor and the heirs, personal representatives, successors and assigns of the Investor.

F.	Transferability. Neither this Subscription Agreement nor any rights which may accrue to an Investor hereunder may be transferred or assigned.

G.
Acknowledgement. The Investor understands and acknowledges that the Investor is purchasing the Shares from the Company and not any other entity or individual. The Investor is aware and agrees that no entity or individual, other than the Company and the A-1 Series, made any representations, declarations or warranties to the Investor regarding the A-1 Series, the Company or the Company's offering of the Shares. The Investor further acknowledges and agrees that no entity or individual, other than the Company, made any offer to sell, or solicited any offer to buy, any of the Shares that the Investor proposes to acquire from the Company hereunder.

H.
Choice of Law. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law.

VI.	Additional Information and Subsequent Changes in the Foregoing Representations

The Company and the A-1 Series may request from the Investor such additional information as the Company and the A-1 Series may deem necessary to evaluate the eligibility of the Investor to acquire the Shares, and may request from time to time such information as the Company and the A-1 Series may deem necessary to determine the eligibility of the Investor to hold the Shares or to enable the Company and the A-1 Series to determine the Company's or the A-1 Series' compliance with applicable regulatory requirements or tax status, and the Investor shall provide such information as may reasonably be requested. The Investor agrees to notify the Company and the A-1 Series promptly if there is any change with respect to any of the information, representations or certifications herein or in Exhibit A hereto and to provide the Company and the A-1 Series with such further information as the Company and the A-1 Series may reasonably require.
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Very truly yours,

Date: __________________, 2015	ETRE Asset Management, LLC
By: _____________________
Name:
Title:
Subscription Amount: $500,000
Accepted as of the ____ day of ______________, 2015:
ETRE REIT, LLC
By: _____________________
Name:
Title:
ETRE REIT, LLC, with respect to the SERIES A-1, a separate series thereof
By: _____________________
Name:
Title:

Signature Page to Subscription Agreement

Attachment A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A	ACCREDITED INVESTOR STATUS FOR ENTITIES

(Please check the applicable subparagraphs):

1.
☐    The undersigned is: a bank as defined in Section 3(a)(2) of the Securities Act acting in its individual or fiduciary capacity; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) the employee benefit plan is self-directed and its investment decisions are made solely by persons that are accredited investors (within the meaning of Rule 501(a) under the Securities Act); a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

2.	☐ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

3.
☐    The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

4.
☐    The undersigned is a trust with total assets in excess of $5,000,000, that was not formed for the specific purpose of acquiring the Shares and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of investing in the Company.

5.	☐ The undersigned is an entity in which all of the equity owners are accredited investors (within the meaning of Rule 501(a) under the Securities Act).